ANNUAL REPORT
DECEMBER 31, 2000


Mercury
Total Return
Bond VIP
Portfolio


OF MERCURY HW
VARIABLE TRUST



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund may invest a portion of its assets in non-investment grade debt securities, commonly referred to as high yield "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The Fund may also invest a portion of its assets in emerging markets and other foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.


Mercury Total Return Bond VIP Portfolio of
Mercury HW Variable Trust
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400


Printed on post-consumer recycled paper



OFFICERS AND TRUSTEES

Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeline A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and Treasurer
Anna Marie S. Lopez, Assistant Treasurer and Assistant Secretary
Turner Swan, Secretary
Gracie Fermelia, Vice President and Assistant Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



December 31, 2000
Mercury Total Return Bond VIP Portfolio



DEAR SHAREHOLDER

Effective October 6, 2000, Total Return Bond VIP Portfolio, a fund of the Hotchkis and Wiley Variable Trust, became Mercury Total Return Bond VIP Portfolio, a fund of Mercury HW Variable Trust. Although the Fund's name has changed, its investment objective remains the same: to maximize long-term total return.

We are pleased to present to you this annual report of Mercury Total Return Bond VIP Portfolio for the fiscal year ended December 31,
2000.

Fiscal Year in Review
After expanding at more than a 5% annualized pace during the first half of 2000, gross domestic product (GDP) growth slowed markedly during the last six months of the year. This slowdown engineered by the Federal Reserve Board was welcomed by the bond market with falling interest rates and improved absolute performance. Treasury rates declined dramatically, with 30-year Treasury issues ending the year yielding 5.5%, 102 basis points (1.02%) less than where they began the year. Being more sensitive to future Federal Reserve Board policy, the five-year Treasury yield decreased by 137 basis points during 2000. Meanwhile, as the Federal Reserve Board was actually raising overnight rates, shorter-term yields increased, with the three-month Treasury yield ending the year at 5.9%, 57 basis points higher than a year earlier. The yield curve began 2000 in its normal shape, that is, upwardly sloping. This "normal" shape compensates longer-maturity bondholders with higher yields for the greater inflation risk that they assume. Early in the year, the curve began to invert and short-to-intermediate yields actually rose above longer-term interest rates. By the end of the year, the yield curve was only partially inverted, with short-term interest rates remaining above intermediate-term and long-term interest rates--a manifestation of the expectation for declining future short-term interest rates.

Several factors shaped this environment and acted to slow the economy during the fiscal year. First, monetary policy as enacted by the Federal Reserve Board was key. From June 1999 through June 2000, the Federal Reserve Board raised interest rates on six separate occasions by 175 total basis points in order to engineer a slowdown to a more sustainable growth rate. With annualized growth of more than 8% in the fourth quarter of 1999, it became clear to us that the Federal Reserve Board's tightening policy was warranted. Monetary policy operates with a lag, so the effects of this tighter policy have only recently begun to impact the real economy.

Other factors were also important in slowing the economy. Volatility in equity markets, as the Internet bubble burst and corporate earnings slowed, caused consumers and businesses to lose confidence, slowing consumption and investment. Strong growth led to a sub-4% unemployment rate and it became more difficult to add quality workers and continue to increase production. Strong growth also led to an imbalance of energy supply and demand, with oil, natural gas and electricity price increases creating national headlines since mid-year. These factors had a significant effect on the economy, just as the Federal Reserve Board's prior tightening was beginning to take hold. During the last several years, much went right for the US economy and equity markets. Signs quickly began to emerge that all was beginning to unravel as a majority of economic indicators rapidly turned down in the fourth quarter. Economists began discussing a "hard landing" and a recessionary environment and began to call on the Federal Reserve Board to lower interest rates.

Throughout the year, inflation remained benign with the noted exception of energy price spikes. The largest year-over-year increases in the consumer price index and producer price index registered at 3.8% and 4.5%, respectively, during the last half of the year. When food and energy prices are removed, the maximum year-over-year increases registered in the consumer price index and producer price index in 2000 were 2.6% and 1.5%, respectively. Although the threat of inflation is always an issue for the bond market, actual inflation clearly has not been a problem. This is important since the Federal Reserve Board would be extremely hesitant to stimulate the economy by lowering interest rates if current inflation were present.

Although this environment strongly benefited Treasury and agency securities during 2000, other sectors of the bond market did not fare quite as well. The outperformance of government-backed securities has been a persistent trend since the beginning of the year when the US Treasury announced that it would use the surplus to buy back Treasury securities. Indeed, normally, an environment including positive economic and earnings growth, a vigilant central bank and benign inflation would lead to the outperformance of "spread", or non-Treasury, sectors. The most surprising aspect of bond market behavior in 2000 was the significant underperformance of spread sectors given the historically positive environment. Much of this occurred prior to any signs of the economy actually slowing. During 2000, corporate securities underperformed. In general, lower-quality bonds fared the worst. Many below-investment-grade bonds posted negative total returns for the year as the negative price effects of spread widening more than offset their initial yield advantage. Asset-backed securities and mortgage-backed securities also underperformed as investors became more concerned with the quality of the underlying collateral and began to worry about call risk by year end. Commercial mortgage-backed securities were one bright spot, outperforming based upon strong fundamentals and attractive valuations.

During the year ended December 31, 2000, the Fund had a total return of +8.82%. (Fund results shown do not reflect insurance-related fees and expenses and would be lower if insurance-related fees and expenses were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Absolute performance for the Fund increased as the economy slowed and the bond market rallied. More interest rate risk (or duration) and more exposure to intermediates would have aided the Fund's performance further as interest rates were falling. In terms of sector strategies, a general overweight of non-Treasury securities detracted from relative returns. An underweighting of investment-grade corporates benefited our performance since these securities underperformed. However, an overweighting of high-yield securities had an even greater negative impact. Even small positions in below-investment-grade securities had a considerable effect on returns as compared to the unmanaged Lehman Brothers Aggregate Bond Index since they underperformed by such a significant margin. Finally, our underweighting residential mortgage-backed securities while overweighting commercial mortgage-backed securities aided returns as each of those sectors performed in line with our expectations.

Sincerely,


(Nancy D. Celick)
Nancy D. Celick
President


(John Queen)
John Queen
Portfolio Manager


(Michael Sanchez)
Michael Sanchez
Portfolio Manager

February 16, 2001


December 31, 2000
Mercury Total Return Bond VIP Portfolio


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's investment adviser pays annual operating expenses in excess of .65% of the Fund's average net assets. Were the investment adviser not to pay such expenses, net returns would be lower.


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph depicting growth of an investment in the Mercury Total Return Bond VIP Portfolio*++ compared to the Lehman Brothers
Aggregate Bond Index. Beginning and ending values are:

                                      2/03/00**       12/00

Mercury Total Return Bond
VIP Portfolio*++                      $10,000        $10,882

Lehman Brothers Aggregate
Bond Index++++                        $10,000        $11,169


*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. **Commencement of operations.
++Mercury Total Return Bond VIP Portfolio seeks to maximize long-term total return. The Fund invests in bonds of varying maturities with a portfolio duration of two to eight years.
++++The Lehman Brothers Aggregate Bond Index is made up of the Government/Credit Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The Index includes fixed-rate debt issues rated investment-grade or higher. All issues have at least one year to maturity and an outstanding par value of at least $100 million for US government issues and $50 million for all others.

Past performance is not indicative of future results.



December 31, 2000
Mercury Total Return Bond VIP Portfolio


FUND PERFORMANCE DATA (concluded)

RECENT PERFORMANCE RESULTS*
                                                  6-Month      Since Inception
As of December 31, 2000                         Total Return     Total Return

Mercury Total Return Bond VIP Portfolio             +6.06%          +8.82%


*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these results.



AGGREGATE TOTAL RETURN

Period Covered                                % Return

Inception (2/03/00) through 12/31/00            +8.82%


December 31, 2000
Mercury Total Return Bond VIP Portfolio

SCHEDULE OF INVESTMENTS
                                                                                           In US Dollars
                          Face
Industry                 Amount                       Investments                               Value

CORPORATE BONDS AND NOTES--24.1%
Airlines--0.9%         $ 30,000      Delta Airlines, 10.50% due 4/30/2016                    $     33,791

Consulting               30,000      Comdisco Inc., 5.95% due 4/30/2002                            23,100
Services--0.6%

Electric & Gas--         50,000      Southern California Edison, 7.20% due
1.1%                                 11/03/2003                                                    42,576

Electronic               20,000      Pioneer Standard Electric, 8.50% due
Components--                         8/01/2006                                                     19,375
1.9%                     50,000      Reliant Energy-Mid Atlantic, 9.237% due
                                     7/02/2017 (b)                                                 52,097
                                                                                             ------------
                                                                                                   71,472

Equipment                29,400      NWA Trust, 11.30% due 12/21/2012                              34,128
Trust--0.9%

Eurobanks--              80,000      Okobank, 7.078% due 9/29/2049 (a)                             79,257
2.1%

Financial                50,000      Heller Financial Inc., 7.058% due
Services--2.7%                       8/09/2001 (a)                                                 50,021
                         50,000      John Deere Capital Corp., 6.92% due
                                     2/11/2002 (a)                                                 50,035
                                                                                             ------------
                                                                                                  100,056

Oil--                   125,000      Ashland Inc., 7.278% due 3/07/2003 (a)                       124,711
Integrated--3.4%

Real Estate              25,000      Avalon Properties, 7.375% due 9/15/2002                       25,443
Investment               50,000      EOP Operating LP, 6.625% due 2/15/2005                        49,240
Trust--2.0%                                                                                  ------------
                                                                                                   74,683

Sovereign                50,000      United Mexican States, 9.875% due
Government                           1/15/2007                                                     53,125
Obligations--1.4%

Special                  50,000      GS Escrow Corp., 7.759% due
Services--1.3%                       8/01/2003 (a)                                                 47,745

Telecommunica-           50,000      Sprint Spectrum L.P., 11% due 8/15/2006                       53,866
tions--1.4%

Telephone--             150,000      KPN NV, 8% due 10/01/2010 (b)                                140,269
Integrated--4.4%         25,000      Telefonica de Argentina, 11.875% due
                                     11/01/2004                                                    25,500
                                                                                             ------------
                                                                                                  165,769

                                     Total Corporate Bonds and Notes
                                     (Cost--$919,535)                                             904,279


December 31, 2000
Mercury Total Return Bond VIP Portfolio


SCHEDULE OF INVESTMENTS (continued)
                                                                                           In US Dollars
                          Face
Industry                 Amount                       Investments                               Value

GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES--31.4%
Agency-Backed                        Fannie Mae:
Securities--           $200,000        6.625% due 9/15/2009                                 $     208,406
28.8%                   120,000        7.125% due 6/15/2010                                       129,713
                                     Freddie Mac:
                        100,000        5.75% due 4/15/2008                                         98,875
                        125,000        7% due 3/15/2010                                           133,730
                        250,000        7.50% (c)                                                  253,827
                        250,000      Government National Mortgage Association
                                     7% (c)                                                       251,092
                                                                                             ------------
                                                                                                1,075,643

Collateralized           99,452      Government National Mortgage Association,
Mortgage                             Series 1998-26, GD, 5.70% due 10/20/2018                      98,486
Obligations--2.6%

                                     Total Government Agency Mortgage-Backed
                                     Securities (Cost--$1,143,672)                              1,174,129


NON-AGENCY MORTGAGE-BACKED SECURITIES--12.2%

Asset-Backed             40,000      ABSC Long Beach Home Equity Loan Trust,
Securities--7.2%                     2000-LBI AF4, 7.825% due 3/21/2028                            41,446
                        100,000      Aames Mortgage Trust, 2000-1 A-4F,
                                     7.76% due 1/25/2029                                          101,328
                         35,486      Credit-Based Asset Servicing and Securitization,
                                     2000-CB2 A1A, 7.058% due 9/25/2029 (a)                        35,622
                         49,891      Fund America Investors Trust 1, 1998-NMC1
                                     M1, 7.088% due 6/25/2028 (a)                                  49,908
                         40,000      Nomura Asset Securities Corporation,
                                     1995-MD3 A1A, 8.17% due 3/04/2020                             42,588
                                                                                             ------------
                                                                                                  270,892

Collateralized           74,798      Countrywide Home Loans, 1998-3 A1,
Mortgage                             6.80% due 4/25/2028                                           74,765
Obligations--            30,553      Medallion Trust, 2000-1G A1, 7.032% due
5.0%                                 7/12/2031 (a)                                                 30,587
                         80,871      Washington Mutual, 2000-1 A1, 6.938%
                                     due 6/25/2024 (a)                                             80,713
                                                                                             ------------
                                                                                                  186,065

                                     Total Non-Agency Mortgage-Backed
                                     Securities (Cost--$450,761)                                  456,957


December 31, 2000
Mercury Total Return Bond VIP Portfolio


SCHEDULE OF INVESTMENTS (concluded)
                                                                                           In US Dollars
                          Face
Industry                 Amount                       Investments                               Value
US TREASURY OBLIGATIONS--27.2%

                                     US Treasury Bonds:
                       $ 65,000        6.375% due 8/15/2027                                  $     71,987
                        355,000        6.25% due 5/15/2030 (d)                                    396,045
                                     US Treasury Notes:
                        160,000        5.25% due 5/15/2004                                        160,550
                         60,000        6.50% due 2/15/2010                                         65,644
                         80,000        5.75% due 8/15/2010                                         83,838
                        225,000      US Treasury Inflation Index Notes, 4.25%
                                     due 1/15/2010 (d)                                            241,782

                                     Total US Treasury Obligations
                                     (Cost--$984,245)                                           1,019,846


SHORT-TERM INVESTMENTS--8.7%

Commercial              175,000      Compaq Computer Corporation, 7.65% due
Paper*---8.7%                        1/08/2001                                                    174,777
                        150,000      ConAgra Inc., 7.10% due 1/04/2001                            149,941

                                     Total Short-Term Investments
                                     (Cost--$324,718)                                             324,718

                                     Total Investments
                                     (Cost--$3,822,931)--103.6%                                 3,879,929

                                     Time Deposits**--8.9%                                        333,021

                                     Liabilities in Excess of
                                     Other Assets--(12.5%)                                       (469,313)
                                                                                             ------------
                                     Net Assets--100.0%                                      $  3,743,637
                                                                                             ============



(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.
(d)Security marked as segregated to cover TBA securities.
  *Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
 **Time deposit bears interest at 4.75% and matures on 1/02/2001.

   See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000
Assets:
Investments, at value (identified cost--$3,822,931)                                          $  3,879,929
Time deposits                                                                                     333,021
Cash                                                                                                1,892
Interest receivable                                                                                40,916
Prepaid expenses and other assets                                                                     156
                                                                                             ------------
Total assets                                                                                    4,255,914
                                                                                             ------------

Liabilities:
Payables:
   Securities purchased                                                   $    499,648
   Investment adviser                                                              794
   Capital shares redeemed                                                          29            500,471
                                                                          ------------
Accrued expenses and other liabilities                                                             11,806
                                                                                             ------------
Total liabilities                                                                                 512,277
                                                                                             ------------

Net Assets:
Net assets                                                                                   $  3,743,637
                                                                                             ------------

Net Assets Consist of:
Paid-in capital                                                                              $  3,671,973
Accumulated distributions in excess of investment
income--net                                                                                          (788)
Undistributed realized capital gains on investments--net                                           15,454
Unrealized appreciation on investments--net                                                        56,998
                                                                                             ------------
Net assets--Equivalent to $10.23 per share based on
366,111 shares outstanding++                                                                 $  3,743,637
                                                                                             ============


++Unlimited shares at no par value authorized.

  See Notes to Financial Statements.


December 31, 2000
Mercury Total Return Bond VIP Portfolio

STATEMENT OF OPERATIONS
For the Period February 3, 2000++ to December 31, 2000
Investment Income:
Interest and discount earned                                                                 $    198,396
                                                                                             ------------

Expenses:
Accounting services                                                       $     25,321
Organization expenses                                                           18,462
Investment advisory fees                                                        15,996
Transfer agent fees                                                              4,767
Custodian fees                                                                   1,945
Professional fees                                                                1,321
Pricing fees                                                                       643
Trustees' fees and expenses                                                        158
                                                                          ------------
Total expenses before reimbursement                                             68,613
Reimbursement of expenses                                                      (49,709)
                                                                          ------------
Total expenses after reimbursement                                                                 18,904
                                                                                             ------------
Investment income--net                                                                            179,492
                                                                                             ------------

Realized & Unrealized Gain on
Investments--Net:
Realized gain on investments--net                                                                  42,020
Unrealized appreciation on investments--net                                                        56,998
                                                                                             ------------
Net Increase in Net Assets Resulting from Operations                                         $    278,510
                                                                                             ============

++Commencement of operations.

See Notes to Financial Statements.


December 31, 2000
Mercury Total Return Bond VIP Portfolio


STATEMENT OF CHANGES
IN NET ASSETS
                                                            For the Period
                                                          February 3, 2000++
                                                           to December 31,
Increase (Decrease)in Net Assets:                               2000
Operations:
Investment income--net                                      $    179,492
Realized gain on investments--net                                 42,020
Unrealized appreciation on investments--net                       56,998
                                                            ------------
Net increase in net assets resulting from operations             278,510
                                                            ------------

Dividends and Distributions to Shareholders:
Investment income--net                                          (179,492)
In excess of investment income--net                                 (788)
Realized gain on investments--net                                (26,566)
                                                            ------------
Net decrease in net assets resulting from dividends
and distributions to shareholders                               (206,846)
                                                            ------------

Capital Share Transactions:
Net increase in net assets derived from capital
share transactions                                             3,671,973
                                                            ------------

Net Assets:
Total increase in net assets                                   3,743,637
Beginning of period                                                   --
                                                            ------------
End of period                                               $  3,743,637
                                                            ============


++Commencement of operations.

See Notes to Financial Statements.


December 31, 2000
Mercury Total Return Bond VIP Portfolio

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.

                                                             For the Period
                                                           February 3, 2000++
Increase (Decrease) in Net Asset Value:                to December 31, 2000
Per Share Operating Performance:
Net asset value, beginning of period                           $      10.00
                                                               ------------
Investment income--net                                                  .55
Realized and unrealized gain on investments--net                        .30
                                                               ------------
Total from investment operations                                        .85
                                                               ------------
Less dividends and distributions:
      Investment income--net                                           (.55)
      In excess of investment income--net                                --++++
      Realized gain on investments--net                                (.07)
                                                               ------------
Total dividends and distributions                                      (.62)
                                                               ------------
Net asset value, end of period                                 $      10.23
                                                               ============

Total Investment Return:**
Based on net asset value per share                                    8.82%+++
                                                               ============

Ratios to Average Net Assets:
Expenses, net of reimbursement                                         .65%*
                                                               ============
Expenses                                                              2.33%*
                                                               ============
Investment income--net                                                6.11%*
                                                               ============

Supplemental Data:
Net assets, end of period (in thousands)                       $      3,744
                                                               ============
Portfolio turnover                                                     324%
                                                               ============



*Annualized.
**Total investment returns exclude insurance-related fees and expenses. The Fund's investment adviser waived its management fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.

December 31, 2000
Mercury Total Return Bond VIP Portfolio


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Mercury Total Return Bond VIP Portfolio (the "Fund") (formerly Total Return Bond VIP Portfolio) is a fund of Mercury HW Variable Trust (the "Trust") (formerly Hotchkis and Wiley Variable Trust). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Shares of the Fund are not offered to the general public, but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are declared and paid annually. Distributions in excess of net investment income are due primarily to timing differences on the recording of income for tax purposes.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"). The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the average daily value of the Fund's net assets. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of .65% as applied to the Fund's daily net assets through April 30, 2001. For the period February 3, 2000 to December 31, 2000, Mercury Advisors or its affiliate earned fees of $15,996, all of which was waived. Mercury Advisors or its affiliate also reimbursed the Fund for $33,713 of additional expenses.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

FAM Distributors, Inc. ("FAMD"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

Accounting services were provided to the Fund by Mercury Advisors. Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period February 3, 2000 to December 31, 2000 were
$11,999,150 and $8,749,913, respectively.

Net realized gains for the period February 3, 2000 to December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

                                            Realized          Unrealized
                                             Gains              Gains

Long-term investments                      $    42,020      $     56,998
Total                                      $    42,020      $     56,998


As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $55,139, of which $78,682 related to appreciated securities and $23,543 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $3,824,790.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Period February 3, 2000++ to
December 31, 2000                              Shares      Dollar Amount


Shares sold                                   359,143       $  3,601,405
Shares issued to shareholders in
reinvestment of dividends and distributions    20,470            206,846
Total issued                                  379,613          3,808,251
Shares redeemed                              (13,502)          (136,278)
Net increase                                  366,111       $  3,671,973

++Commencement of operations.


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. Subsequent Events:
On January 30, 2001, the Trust's Board of Trustees determined that it was in the best interests of the Fund and its shareholders to terminate the Fund. The Board of Trustees based its decision on an evaluation of relevant information, including the small size of the Fund and its effect on the efficiency of Fund operations. The Fund is to be terminated as of the soonest reasonable practicable date, subject to receipt of any necessary regulatory approvals.

(Unaudited): On January 25, 2001, the Trust's Board of Trustees declared an ordinary income dividend to shareholders in the amount of $.038871 per share, payable on January 31, 2001 to shareholders of record as of January 25, 2001.



December 31, 2000
Mercury Total Return Bond VIP Portfolio


REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Trustees and Shareholders of Mercury HW Variable Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mercury Total Return Bond VIP Portfolio (one of the four portfolios of Mercury HW Variable Trust, the "Fund") at December 31, 2000, the result of its operations, the changes in its net assets and the financial highlights for the period February 3, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

As discussed in Note 6, on January 30, 2001, the Trust's Board of
Trustees determined that it was in the best interests of the Fund and its shareholders to terminate the Fund. The Fund is to be terminated as of the soonest reasonably practicable date, subject to receipt of any necessary regulatory approvals.


(PricewaterhouseCoopers LLP)
Milwaukee, WI
February 13, 2001